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Exhibit 10.2

AMENDMENT NO. 1
TO
REAL ESTATE PURCHASE AND SALE AGREEMENT

    THIS AMENDMENT NO. 1 TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of February 8, 2001, is made by and between Pope Resources, a Delaware limited partnership, its wholly owned subsidiary Olympic Property Group LLC, a Washington limited liability company, and its wholly owned subsidiaries Olympic Real Estate Development LLC, a Washington limited liability company, Olympic Real Estate Management, Inc., a Washington corporation, and Olympic Resorts LLC, a Washington limited liability company (collectively "Seller"), and HCV Pacific Partners LLC, a California limited liability company (or its assigns as permitted herein) ("Buyer"), regarding that certain Real Estate Purchase and Sale Agreement dated January 12, 2001, between Buyer and Seller (the "Agreement"), for the purchase and sale of certain property located in Jefferson and Pierce Counties, Washington, described therein (the "Property").

    I.  EFFECT OF AMENDMENT.  This Amendment amends and modifies the Agreement. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as contained within the Agreement and this Amendment, there are no other agreements or understandings between Buyer and Seller relating to the Property. Capitalized terms not otherwise defined herein shall have the meanings given them under the Agreement.

    II.  SCHEDULES.  In Section 4.1 of the Agreement, the deadline for the execution and delivery of an amendment in which all schedules to the Agreement are approved by the parties shall be extended from February 9, 2001, to February 15, 2001.

    Except as expressly amended by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

BUYER:	HCV PACIFIC PARTNERS LLC, a California limited liability company
	By:	/s/ RANDALL J. VERRUE
	Print Name:	Randall J. Verrue
	Its:	President & CEO
	Date:	2/8/01
SELLER:	POPE RESOURCES L.P., a Delaware limited partnership, by POPE MGP, Inc., a Delaware corporation, its managing general partner
	By:	/s/ GREGORY M. MCCARRY
	Print Name:	Gregory M. McCarry
	Its:	V.P. Real Estate
	Date:	2/8/01
OLYMPIC PROPERTY GROUP LLC, a Washington limited liability company
	By:	/s/ GREGORY M. MCCARRY
	Print Name:	Gregory M. McCarry
	Its:	C.O.O.
	Date:	2/8/01
OLYMPIC REAL ESTATE DEVELOPMENT LLC, a Washington limited liability company
	By:	/s/ GREGORY M. MCCARRY
	Print Name:	Gregory M. McCarry
	Its:	C.O.O.
	Date:	2/8/01

OLYMPIC REAL ESTATE MANAGEMENT, INC., a Washington corporation
By:	/s/ TOM GRIFFIN
Print Name:	Tom Griffin
Its:	Vice President
Date:

OLYMPIC RESORTS LLC, a Washington limited liability company
By:	/s/ GREGORY M. MCCARRY
Print Name:	Gregory M. McCarry
Its:	C.O.O.
Date:

Schedules:

1.1.1(a)(i)	Description of Heron Beach Inn
1.1.1(a)(ii)	Description of Marina
1.1.1(a)(iii)	Description of Golf Course
1.1.1(a)(iv)	Description of Village Center
1.1.1(a)(v)	Description of RV Park
1.1.1(a)(vi)	Description of Harbormaster Restaurant
1.1.1(a)(vii)	Description of Conference Center
1.1.1(a)(viii)	Description of Miscellaneous MPR Operating Properties
1.1.1(a)(ix)	Description of Sales Office
1.1.1(b)(i)	Description of MPR Platted Lots
1.1.1(b)(ii)	Description of MPR Unplatted Parcels
1.1.1(b)(iii)	Description of MPR Outparcels
1.1.2	Description of Peacock Hill Property
1.2	Appurtenances
1.3	Tenant Leases
1.4	Equipment and Inventory
1.5	Contracts
1.6	Intellectual Property
1.7	DNR Lease
2.1	Allocation of Purchase Price
3.4(a)	Form of MPR Deed
3.4(b)	Form of Peacock Hill Deed
3.5	Form of Assignment of DNR Lease
3.6	Form of Assignment of Tenant Leases
3.7	Form of Assignment of Contracts
3.8	Form of Bill of Sale
3.9	Form of Assignment of Intellectual Property
5.6-1	Form of Tenant Estoppel Letter
5.6-2	Form of DNR Estoppel Letter

5.11	Form of Seller's Payment Certification
6.2	Minimum MPR Platted Lot Sale Prices
7.2(c)	Form of FIRPTA Affidavit
7.2(h)	Form of Easements Over Adjoining Lands
7.2(i)	Form of Bio-solids Disposal Agreement
7.5.3	Current Use and Forest Land
8.1.1(b)	Pending and Threatened Litigation
8.1.1(c)	Compliance with Laws and Permits; Permits and Licenses Requiring Third Party Consent to Assignment
8.1.1(e)-1	Material Property Defects
8.1.1(e)-2	Seller's Improvements and Repairs
8.1.1(f)	Potential Local Improvement Districts
8.1.1(g)	Contracts and Leases Requiring Third Party Consent to Assignment
8.1.1(i)	Hazardous Substances Reports
8.1.1(k)	Union Contracts, Labor Agreements, and Employee Benefit Plans
8.1.2(c)	Golf Course Management and Membership Rights
8.1.2(d)	Golf Course Water Rights
9	Employees and Hire Dates
14(a)	Seller's Post-Closing Community Obligations
14(b)	Buyer's Post-Closing Community Obligations
16.15	Continuing Forest Land Obligations

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  Exhibit 10.2
AMENDMENT NO. 1 TO REAL ESTATE PURCHASE AND SALE AGREEMENT